BLACKROCK LONG-HORIZON EQUITY FUND
(the “Fund”)
Supplement dated August 5, 2021 to the Summary Prospectus and Prospectus
of the Fund, each dated August 28, 2020, as supplemented to date
On February 10, 2021, the Board of Trustees (the “Board”) of BlackRock Long-Horizon Equity Fund approved certain changes to the Fund. In particular, the Board approved a change in the name of the Fund to “BlackRock Unconstrained Equity Fund” and certain changes to the Fund’s investment objective, investment strategy and investment process. In addition, the Board approved the reduction of the contractual expense caps on total annual operating expenses for each share class of the Fund. In addition, Fund management has determined to make certain changes to the Fund’s portfolio management team and the benchmark index against which the Fund compares its performance. As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the shareholders of the Fund will be asked to approve a change in the Fund’s classification from diversified to non-diversified
as defined in the 1940 Act. If the change of classification is not approved by shareholders, the Fund’s classification as diversified will not change and the Fund will continue to be managed as a diversified Fund. In connection with this proposed change in classification, the Board has also approved making a change to the Fund’s non-fundamental
investment restrictions related to the proposed change in classification, which does not require shareholder approval. The changes discussed above to the Fund’s name, benchmark index, investment objective, investment strategy, investment process, portfolio managers
, contractual expense caps
and
non-fundamental
investment restriction will not take effect if the change of classification is not approved because certain of these changes are incompatible with the Fund’s current classification as diversified.
If the change of classification is approved by shareholders, changes are expected to become effective as soon as practicable thereafter.
Accordingly, effective as soon as practicable after shareholder approval of the change of the Fund’s classification from diversified to
non-diversified,
the following changes are made to the Fund’s Summary
Prospectus and Prospectus, as applicable:
Change in the Fund’s Name
BlackRock Long-Horizon Equity Fund is renamed BlackRock Unconstrained Equity Fund.
Change in the Fund’s Investment Objective
The section of the Summary Prospectus and the Prospectus entitled “Key Facts About BlackRock Long-Horizon Equity Fund — Investment Objective” or “Fund Overview — Key Facts About BlackRock Long-Horizon Equity Fund — Investment Objective,” as applicable, is deleted in its entirety and replaced with the following:
The investment objective of the BlackRock Unconstrained Equity Fund (the “Fund”) is to seek to achieve long-term capital growth.
The section of the Prospectus entitled “Details About the Fund — How the Fund Invests — Investment Objective” is deleted in its entirety and replaced with the following:
The investment objective of the Fund is to seek to achieve long-term capital growth. The Fund’s investment objective is a non-fundamental
policy of the Fund that may be changed by the Board of Trustees (the “Board”) without shareholder approval.
Change in the Fund’s Benchmark Index
The Fund is replacing the MSCI All Country World Index as a performance benchmark against which the Fund measures its performance with the MSCI World Index.

Change in the Fund’s Investment Strategy
The sections of the Summary Prospectus and the Prospectus entitled “Key Facts About BlackRock Long-Horizon Equity Fund — Principal Investment Strategies of the Fund” or “Fund Overview — Key Facts About BlackRock Long-Horizon Equity Fund — Principal Investment Strategies of the Fund” and “Details About the Fund — How the Fund Invests — Principal Investment Strategies,” as applicable, are deleted in their entirety and replaced with the below:
The Fund seeks to achieve its investment objective through a fully managed investment policy utilizing global equity securities. For purposes of the Fund’s investment policies, equity securities include common stock, preferred stock, convertible securities, warrants, and securities and other instruments whose price is linked to the value of common stock. The combination of equity securities will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities. This policy is a non-fundamental
policy of the Fund and may not be changed without 60 days’ prior notice to the Fund’s shareholders.
The Fund seeks to achieve its investment objective by investing in equity securities of corporate issuers (which may include corporations, partnerships, trusts or other corporate-like entities) located around the world. The Fund has no geographic limits on where its investments may be located. This flexibility allows Fund management to look for investments in markets around the world that it believes will provide the best relative returns to meet the Fund’s investment objective. The Fund may invest in the securities of companies of any market capitalization. The Fund may also invest in the securities of emerging growth companies.
The Fund is actively managed using an unconstrained investment style (
i.e.
, it will not take a benchmark index into account when selecting the Fund’s investments). Fund management, in its sole discretion, may invest in securities that are not included in the MSCI World Index. The Fund’s portfolio holdings are expected to deviate materially from the MSCI World Index. The Fund is not subject to any restrictions on the proportion of its assets that it must invest in any particular country, region or industry sector and may have exposure to a limited number of different investments, countries and/or sectors.
The Fund may use derivatives, including options, futures, swaps and forward contracts both to seek to increase the return of the Fund and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. In order to effectively manage cash flows into or out of the Fund, the Fund may buy and sell financial futures contracts or options on such contracts. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gas), a currency or an index.
The Fund may invest a portion of its assets in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein such as stock, bonds or convertible bonds issued by real estate investment trusts (“REITs”). REITs are companies that own interests in real estate or in real estate related loans or other interests, and have revenue primarily consisting of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).
The Fund may invest in both developed and emerging markets. In addition to investing in foreign securities, the Fund may manage its exposure to foreign currencies through the use of forward currency contracts and other currency derivatives. However, foreign exchange risk is not expected to be systematically hedged. From time to time, the Fund may own foreign cash equivalents or foreign bank deposits as part of the Fund’s investment strategy. The Fund may also invest in
non-U.S.
currencies.
The Fund may invest in indexed and inverse securities.
The Fund is classified as
non-diversified
under the Investment Company Act of 1940, as amended (the “Investment Company Act”), which means that it can invest more of its assets in fewer issuers than a diversified company.
Change in the Fund’s Investment Process
The section of the Prospectus entitled “Details About the Fund — How the Fund Invests —Investment Process” is deleted in its entirety and replaced with the below:
Investment decisions will be based on fundamental, company-specific research to identify and select equity and equity-related securities globally that, in the opinion of Fund management, have the potential to produce attractive long-term capital growth. Fund management research looks at a range of factors when selecting companies in which to invest including but not limited to an analysis of their competitive advantages, the impact of structural (such as economic, demographic or technological) changes, the quality of management teams and their financial discipline. In addition, BlackRock Advisors, LLC (“BlackRock”), the Fund’s investment manager, seeks to screen out investments in certain issuers or industries based on certain environmental, social and governance (“ESG”) criteria determined by BlackRock. Such screening criteria may include (i) companies with exposure to controversial weapons, nuclear weapons, civilian firearms, tobacco, or specific fossil fuels beyond specified thresholds as determined by BlackRock and (ii) UN Global Compact violators. Notwithstanding the foregoing, the Fund may have indirect exposure (through derivatives and investments in other investment companies) to issuers that do not satisfy such screening criteria described above. BlackRock, in its sole discretion, may add or remove certain screening criteria from time to time without notice to shareholders.
Changes in the Fund’s Principal Risks
The sections of the Summary Prospectus and the Prospectus entitled “Key Facts About BlackRock Long-Horizon Equity Fund — Principal Risks of Investing in the Fund” or “Fund Overview — Key Facts About BlackRock Long-Horizon Equity Fund — Principal Risks of Investing in the Fund” and “Details About the Fund —Investment Risks — Principal Risks of Investing in the Fund,” as applicable, are amended to add the following:
ESG Screening Risk
—
The Fund intends to screen out particular companies and industries pursuant to certain criteria established by BlackRock. The Fund may forgo certain investment opportunities by screening out certain companies and industries. The Fund’s results may be lower than other funds that do not apply certain exclusionary screens or use different ESG criteria to screen out certain companies or industries. Further, investors may differ in their views of what constitutes positive or negative ESG characteristics of a security. As a result, the Fund may invest in securities that do not reflect the beliefs of any particular investor.
Non-Diversification
Risk
—
The Fund is a
non-diversified
fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.
Changes in the Fund’s Portfolio Managers
The section of the Summary Prospectus and the Prospectus entitled “Key Facts About BlackRock Long-Horizon Equity Fund — Portfolio Managers” or “Fund Overview — Key Facts About BlackRock

Long-Horizon Equity Fund — Portfolio Managers,” as applicable, is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Alister Hibbert	2021	Managing Director of BlackRock, Inc.
Michael Constantis, CFA	2021	Managing Director of BlackRock, Inc.
The section of the Prospectus entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management Team of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND
The Fund is managed by a team of financial professionals. Alister Hibbert and Michael Constantis, CFA, are the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day
management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.
The section of the Prospectus entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:
Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Alister Hibbert	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2021	Managing Director of BlackRock, Inc.
Michael Constantis, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2021	Managing Director of BlackRock, Inc.
The section of the Summary Prospectus entitled “Fees and Expenses of the Fund” and the section of the Prospectus entitled “Fund Overview — Key Facts About BlackRock Long-Horizon Equity Fund — Fees and Expenses of the Fund” are deleted in their entirety and replaced with the following:
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.
You may pay other fees, such as brokerage commissions and other fees to your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock Advisors, LLC (“BlackRock”) and its affiliates) (each, a “Financial Intermediary”), which are not reflected in the table and example below.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the fund complex advised by BlackRock or its affiliates. More information about these and other discounts is available from your Financial Intermediary and in the “Details About the Share Classes” and the “Intermediary-Defined Sales Charge Waiver Policies” sections on pages 29 and
A-1,
respectively, of the Fund’s prospectus and in the “Purchase of Shares” section on page
II-86
of Part II of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Investor A Shares	Investor C Shares	Institutional Shares	Class R Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	1	1.00	% 2	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A Shares	Investor C Shares	Institutional Shares	Class R Shares
Management Fee 3	0.80%	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	0.50%
Other Expenses 4,5	0.24%	0.38%	0.24%	0.34%
Total Annual Fund Operating Expenses 5	1.29%	2.18%	1.04%	1.64%
Fee Waivers and/or Expense Reimbursements 3,6	(0.09)%	(0.23)%	(0.09)%	(0.19)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements 3,6	1.20%	1.95%	0.95%	1.45%

1
A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.

2	There is no CDSC on Investor C Shares after one year.

3
As described in the “Management of the Fund” section of the Fund’s prospectus beginning on page 45, BlackRock has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through June 30, 2023. In addition, BlackRock has contractually agreed to waive its management fees by the amount of investment advisory fees the Fund pays to BlackRock indirectly through its investment in money market funds managed by BlackRock or its affiliates, through June 30, 2023. The contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested
trustees of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

4	Other Expenses have been restated to reflect current fees.

5
The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Fund’s most recent annual report, which do not include the restatement of Other Expenses to reflect current fees.

6
As described in the “Management of the Fund” section of the Fund’s prospectus beginning on page 45, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) as a percentage of average daily net assets to 1.20% (for Investor A Shares), 1.95% (for Investor C Shares), 0.95% (for Institutional Shares) and 1.45% (for Class R Shares) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested
trustees of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$641	$904	$1,187	$1,992
Investor C Shares	$298	$660	$1,149	$2,269
Institutional Shares	$97	$322	$565	$1,263
Class R Shares	$148	$499	$874	$1,928

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Investor C Shares	$198	$660	$1,149	$2,269
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 83% of the average value of its portfolio.
The sixth, seventh and eighth paragraphs in the section of the Prospectus entitled “Management of the Fund — BlackRock” are deleted in their entirety and replaced with the following:
BlackRock has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee, through June 30, 2023. In addition, BlackRock has contractually agreed to waive its management fees by the amount of investment advisory fees the Fund pays to BlackRock indirectly through its investment in money market funds managed by BlackRock or its affiliates (the “affiliated money market fund waiver”), through June 30, 2023. The contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested
trustees of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.
BlackRock has agreed to cap net expenses (excluding: (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the Fund’s investments; and (iv) extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business, if any) of each share class of the Fund at the levels shown below and in the Fund’s fees and expenses table in the “Fund Overview” section of this prospectus. Items (i), (ii), (iii) and (iv) in the preceding sentence are referred to in this prospectus as “Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses.” To achieve these expense caps, BlackRock has agreed to waive and/or reimburse fees or expenses if these operating expenses exceed a certain limit.

With respect to the Fund, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses to the amounts noted in the table below.

Contractual Caps 1 on Total Annual Fund Operating Expenses 2 (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)
Investor A Shares	1.20%
Investor C Shares	1.95%
Institutional Shares	0.95%
Class R Shares	1.45%

1
The contractual caps are in effect through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested
trustees of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

2	As a percentage of average daily net assets.
* * *
Shareholders should retain this Supplement for future reference.
ALLPRO-LHE-0821SUP